                                                                    Exhibit 99.1

NuCO2 Inc.
2800 SE Market Place, Stuart, FL 34997
www.nuco2.com
email: investor_relations@nuco2.com
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FOR IMMEDIATE RELEASE               CONTACT:  MICHAEL E. DEDOMENICO
                                              CHAIRMAN AND CEO
                                              (772) 221-1754

                        NUCO2 INC. NAMES J. ROBERT VIPOND
                            TO ITS BOARD OF DIRECTORS
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                  FORMER FINANCIAL EXECUTIVE AT GE AND PRAXAIR
                   ALSO NAMED CHAIRMAN OF AUDIT COMMITTEE AND
                        AUDIT COMMITTEE FINANCIAL EXPERT

STUART,  FLORIDA,  March 30,  2004 -- NuCO2 Inc.  (Nasdaq:  NUCO),  the  largest supplier in the U.S. of bulk CO2 systems and services for  carbonating  fountain beverages,  today named J. Robert Vipond as a member of the  Company's  board of directors  and chairman of its audit  committee,  it was announced by Michael E.
DeDomenico, Chairman and CEO.

          The Company's  board of directors  has  determined  that Mr.  Vipond's education and experience  qualifies him as an "audit committee financial expert"
under the Sarbanes-Oxley Act of 2002.

          Mr.  Vipond for 21 years was an executive  with General  Electric with increasing responsibility and diversified financial experience, and for the last four  years,  through  1993,  he was Chief  Financial  Officer in the  Corporate
Finance Group of GE Capital.  He  thereafter  joined  Praxair,  Inc., a New York
Stock  Exchange-listed  global  provider of  industrial  gases,  technology  and services,  where he was Vice President and Controller for six years.  Mr. Vipond in 2000  became a member of Impala  Partners,  LLC,  an  advisory  firm where he provided consulting services relating to corporate restructurings,  dispositions and valuations. He currently is an independent corporate consultant.

          "We are committed to sound principles of corporate  governance and are very fortunate to have an individual of Bob's  background and experience join us as a Director," said Mr. DeDomenico.  "He brings a broad practical understanding of  financial  and  accounting  issues  that  will  contribute  to  our  overall
Sarbanes-Oxley responsibilities. We are delighted to have him join us."

          "I am very pleased to have the  opportunity  to join  NuCO2's  Board,"
said Mr. Vipond.  "The Company has a truly unique  position as the only national provider of bulk CO2 systems,  and thus, in my view, a very exciting  future.  I look forward to joining my fellow  Directors in helping the Company  realize its goals."

          Mr.  Vipond  expands  the  Board  membership  to six  individuals.  In connection with his appointment to the Board,  Mr. Vipond was granted options to purchase 12,000 shares of the Company's  common stock  exercisable at $16.25 per share until 2014.

ABOUT NUCO2

          NuCO2 Inc.  is the  leading  and only  national  provider  of bulk CO2 products  and  services to the U.S.  fountain  beverage  industry.  With service locations within reach of 99% of the fountain  beverage users in the Continental
U.S., NuCO2's  experienced  professionals  comprise the largest network of sales and support  specialists in the industry  serving  national  restaurant  chains, convenience stores,  theme parks and sports and entertainment  complexes,  among others. NuCO2's revenues are largely derived from the installation,  maintenance and rental of bulk CO2 systems and  delivery  of beverage  grade CO2,  which are increasingly  replacing high pressure CO2, until now the traditional  method for carbonating  fountain  beverages.  The  technology  offers  consistent  quality, greater  ease of  operation,  and  heightened  efficiency  and safety  utilizing permanently  installed on-site  cryogenic storage tanks.  NuCO2 provides systems and  services  that  allow  its  customers  to spend  more  time  serving  their customers. Visit the Company's website at www.nuco2.com.
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          STATEMENTS  CONTAINED IN THIS PRESS RELEASE  CONCERNING  THE COMPANY'S
OUTLOOK,  COMPETITIVE  POSITION AND OTHER  STATEMENTS OF  MANAGEMENT'S  BELIEFS,
GOALS AND EXPECTATIONS ARE  "FORWARD-LOOKING  STATEMENTS"  WITHIN THE MEANING OF
SECTION 27A OF THE  SECURITIES  ACT OF 1933 AND  SECTION  21E OF THE  SECURITIES
EXCHANGE  ACT OF 1934,  AND ARE  SUBJECT TO RISKS AND  UNCERTAINTIES  THAT COULD
CAUSE ACTUAL RESULTS TO DIFFER  MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY
THE  STATEMENTS.  WITH  RESPECT  TO SUCH  FORWARD-LOOKING  STATEMENTS,  WE CLAIM
PROTECTION  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995. THESE
RISKS AND  UNCERTAINTIES  INCLUDE,  BUT ARE NOT  LIMITED  TO, THE ABILITY OF THE
COMPANY TO ADD NEW ACCOUNTS,  COMPETITION AND FUTURE OPERATING PERFORMANCE.  THE
COMPANY  DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD  LOOKING  STATEMENT AS A
RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS PRESS RELEASE.